Introducing Lygos and the FSI/Lygos Merger Opportunity

Investor Presentation

Your Presenters:

Daniel O'Brien,
FSI CEO

Eric Steen,
Lygos CEO

April
2022

Important Information & Disclaimer

This presentation (together with oral statements made in connection herewith, this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Lygos, Inc. ("Lygos" or the "Company") and Flexible Solutions International, Inc. ("FSI") and related transactions (the "Proposed Business Combination") and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm's participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Lygos or FSI, and that you will return to Lygos and FSI, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FSI, Lygos or any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Lygos or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Lygos and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the Proposed Business Combination, FSI and Lygos intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Investors and security holders of FSI and Lygos are urged to read these materials when they become available because they will contain important information about FSI, Lygos and the Proposed Business Combination. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by FSI with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by FSI by directing a written request to: FSI at 6001 54th Ave., Taber AB, Canada T1G 1X. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Business Combination.

PARTICIPANTS IN THE SOLICITATION

FSI and its directors and executive officers and Lygos and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FSI in connection with the Proposed Business Combination. Information regarding the special interests of these directors and executive officers in the Proposed Business Combination will be included in the joint proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of FSI is also included in FSI' Annual Report on Form 10-K for the year ended December 31, 2021. These documents are available free of charge at the SEC web site (www.sec.gov) and from the CEO of FSI at the address described above.

NO OFFER OR SOLICITATION

This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of FSI's common stock. This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and "Institutional Accounts" as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Lygos nor FSI is making an offer of the Securities in any state where the offer is not permitted.

No offering of securities in connection with the Proposed Business Combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Lygos's and FSI's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Lygos and FSI. These forward-looking statements are subject to a number of risks and uncertainties, including as to the structure, timing and completion of the Proposed Business Combination; as to the combined company's listing on the NYSE American after closing of the Proposed Business Combination; as to expectations regarding the ownership structure of the combined company; as to the expected executive officers and directors of the combined company; the combined company's expected cash position at the closing of the Proposed Business Combination; as to the future operations and success of the combined company; the nature, strategy and focus of the combined company; as to the success, cost and timing of the combined company's product development activities, the success of competing products that are or become available, the combined company's ability to commercialize its product candidates; as to the executive and board structure of the combined company; as to the location of the combined company's corporate headquarters; as to the expected charges and related cash expenditures that FSI expects to incur; ; the risk that the conditions to the closing of the commercially reasonably best efforts are not satisfied, including the failure to timely obtain stockholder and shareholder approval for the transaction, if at all; uncertainties as to the timing of the consummation of the Proposed Business Combination and the ability of each of FSI and Lygos to consummate the Proposed Business Combination; risks related to FSI's ability to manage its operating expenses and its expenses associated with the Proposed Business Combination pending closing; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Business Combination; the risk that as a result of adjustments to the exchange ratio, FSI shareholders and Lygos stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of FSI common shares relative to the exchange ratio; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Business Combination; risks associated with the possible failure to realize certain anticipated benefits of the Proposed Business Combination, including with respect to future financial and operating results; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Lygos and FSI; risks related to the uncertain regulatory environment in which Lygos and FSI operates; the effects of competition on Lygos's business; Lygos's ability to keep pace with rapid technological developments in its industry and the larger industries in which Lygos and FSI operate; and the ability of FSI or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in FSI's Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC, and in other filings that FSI makes and will make with the SEC in connection with the Proposed Business Combination, including the proxy statement/prospectus/information statement described above under "Additional Information about the Proposed Business Combination and Where to Find It.".

If any of these risks materialize or FSI's or Lygos's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FSI nor Lygos presently know or that FSI and Lygos currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FSI's and Lygos's expectations, plans or forecasts of future events and views as of the date of this Presentation. FSI and Lygos anticipate that subsequent events and developments will cause FSI's and Lygos's assessments to change. However, while FSI and Lygos may elect to update these forward-looking statements at some point in the future, FSI and Lygos specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FSI's and Lygos's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

INDUSTRY AND MARKET DATA

Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Lygos and FSI have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Lygos and FSI, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Lygos and FSI.

USE OF PROJECTIONS

This Presentation contains projected financial information with respect to Lygos and FSI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward-Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither FSI's nor Lygos's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by FSI with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). FSI and Lygos believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to FSI's and Lygos' financial condition and results of operations. FSI and Lygos believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Lygos' and FSI's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in FSI's and Lygos' financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures.

TRADEMARKS AND TRADE NAMES

Lygos and FSI own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Lygos or FSI, or an endorsement or sponsorship by or of Lygos or FSI. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Lygos or FSI will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.



Better Products Through
Sustainable Biotechnology

We harness the power of biology to replace harmful industrial chemicals and create healthy, sustainable and biodegradable products for consumers

Transaction Overview

Background

- Flexible Solutions International Inc. (NYSE: FSI) is a large consumer of aspartic acid that profitably supplies valuable products into multiple industries
- Lygos is a private, high growth synthetic biotechnology company that creates a range of sustainable organic acid products, including aspartic acid, as replacements for consumer, industrial and pharmaceutical products
- Lygos/FSI merger will create a high growth, vertically integrated sustainable products company with large existing customer relationships

Key Transaction Terms

- Companies have entered into a definitive merger agreement for an all-stock transaction that has been unanimously approved by both board of directors
- Lygos has secured $160 million of convertible debt capital in support of the prospective combination
- 5.5% annual interest with 5-year maturity
- Conversion price to be set at 12 months from the date of the note within a market capitalization range of no less than $250 million or no greater than $350 million

Investment Highlights

Cutting Edge Technology
Proprietary platform employing state-of-the-art genetic engineering and industrial fermentation technology

Opportunity for Significant Environmental and Social Impact
Sustainable, biodegradable products replace pollutants and reduce GHGs

Merger is Expected to Create Significant Vertical Synergies
Opportunity to create new custom products for existing blue-chip customers and capitalize on customer whitespace

Exposure to Sustainable Acid and Ingredient Markets with Large and Growing TAM
Advanced technology platform can produce multiple high value products

Profitable, Proven Products on Shelves Today
Existing revenue base from high margin finished products

Veteran Management Team with Deep Biotech Expertise
Seasoned team with proven track record developing bioengineering companies

Compelling Lygos / Flexible Solutions Synergy Opportunities

End-to-End Green Products

Current FSI products are biodegradable but often sourced from petrochemicals

Merger adds sustainability to product, expected to meet enormous anticipated customer demand

Customer Whitespace

Current sales only scratching surface of potential with blue chip customer base

Combined company to have strong value chain position close to end customer

Manufacturing Synergies

Modest capex can support up to ~2x growth in production off existing base

Opportunity to manufacture higher value chemicals; creates synergy multiplier

Merger builds on existing partnership and present opportunity for market expansion

Combined Company Overview

A Valuable Approach to Deliver Sustainable Solutions

Unsustainable production and legacy petrochemistry

Sustainably sourced biotech molecules to

- Replace
- Renew
- Invent
- Essential Products

Management Team

ERIC STEEN, PhD
CEO

BRYCE DILLE
CFO

DANIEL O'BRIEN
Head, FSI Division
Founder & Former CEO FSI

NICK OHLER, PhD, PE
CTO

PHOTON RAO, JD, PhD
CPC & Legal Affairs

Lygos Existing Institutional, Strategic and Government Investor Base

Lygos Biotech Platform has Created a Pipeline of Organic Molecules

CO_2 + Sugar → Fermentation Patented “Yeast” →

Carbon Sequestration Superhighway



Aspartic Acid
Glyceric Acid
Glycolic Acid
Lactic Acid
Isobutyric Acid
Cannabinoids
Malonic Acid

Current Focus

Molecule	Application
ASPARTIC	Fertilizer / Biodegradable Diapers / Detergents
PHYTOCBX	Consumer / Pharma
LACTIC	Biodegradable Toxin Free Plastics
MALONIC	High Performance Coatings









Acquisitions enable an accelerated path to market for Aspartic

Vertical Integration to Accelerate Biotech Platform Into Commercial Products & Solutions

LYGOS + Flexible Solutions

- Synthetic Biology
- High Throughput Engineering
- Fermentation
- Downstream Processing
- Large Scale Manufacturing
- Formulation and Application Development
- Corporate Sales and Consumer Marketing


X4006K

ambr 250


LYGOS




Fast-forwarding new technology with existing commercial footprint

Biodegradable Products We're Making Today
Unique Products for Multiple End Markets

Lygos Yeast + Polymers

Scale Control	Food Additives	Metal Chelation	Crop Yield Enhancers
Fertilizer Conservation	Super Absorbents	Water Treatment	Moisturizer Cosmetics
	Detergent Ingredient A	Detergent Ingredient B	

There are extensive uses for aspartic acid monomers.

FSI is *currently* making them **efficiently** and with **high purity.**

Go-to-Market Strategy Focused on Highest Margin Products
Profitability at All Stages

Higher Prices
Lower Volumes

Lower Prices
Higher Volumes

Existing Customer Focus on Highest Margin Opportunity

WELLNESS INGREDIENTS

FOOD ADDITIVES

FERTILIZER ADDITIVES

DETERGENTS

SUPERABSORBENTS



Opportunity to Enter Larger Markets (by volume) as Platform Scales

Capital discipline drives sequenced market entrance strategy

AGx™ FSI Agriculture Business: Products Selling Strongly Today

Bio-degradable polyaspartate solutions on the farm

MAGNET®
Superior Nutrient Uptake



Increased yield on More than 2 million acres in 2021

Growing quickly and expanding internationally

Enhanced solutions for turf, ornamental, home and greenhouse

Premium AGx™ Products

Foliar Pak
Colonise® Bio
2-0-0
with Armament • AminoPrecise • Colonise



Available through ag distributors

Superior Solutions

Greener turf, tougher roots

Faster growth, higher yield

New products ready to deploy

Agricultural Solutions for Commercial and Private Growers

Lygos and FSI Combination Well Positioned to Supply Growing Demand for Sustainable Solutions

+ =

Sustainable Feedstock

Replaces petrochemical feedstock and eliminates benzene, cyanide and styrene production processes

Biodegradable Product

Fully biodegradable alternatives to microplastics sources and other chemicals that cause long-lasting harm to our food and water supplies

End-to-End Green Product Suite

Significant demand for combined, fully environmentally sound product supported by ongoing requests from major customers, including global CPGs

Production process absorbs CO_2 – End-products reduce GHGs

Summary

Transaction Summary

- Lygos & FSI's merger plan to create leading sustainable products company
- Company is well capitalized with $160M on balance sheet, representing over $4.00 in cash per share outstanding immediately post transaction(1)
- Lygos uses biotech to make sustainable ingredients without petroleum
- FSI has strong existing business that benefits from Lygos' tech and includes existing biodegradable products manufacturing

Next Steps & More Information

- SEC regulatory filings
  - Forms S-4 and 8-K
- FSI Special Meeting & Proxy shareholder vote
- www.lygos.com, @lygosbiotech, investors@lygos.com
- www.flexiblesolutions.com, nanochemsolutions.com, www.foliarpak.com

Combined company to deliver on rising customer demand

(1) Based on 12,375,746 FSI common shares outstanding as of the 10-K dated 12/31/21, a ratio of 2 shares issued for each current share outstanding, and total proceeds of $160M

APPENDIX

The New Biosynthesis Paradigm


Chemical Synthesis Paradigm
Petrochemical feedstock
Energy intensive
Complex facilities
Harsh chemicals
Undesirable products post one time use (plastics etc.)


Biosynthesis Paradigm
Sugar
Genetically engineered yeast
Environment
Sustainable
Biodegradable
Simple byproducts (water, lipids, alcohol)

Harnessing Breakthrough Technologies to Create Marketable Products

Low pH Yeast Platform



The microbe enabling production of compounds

Focused on organic acids today

Microbial Engineering



The physical tools, software, and genetic info needed for high-throughput R&D

Enabling researchers to do more, higher-quality work

Machine Learning and AI



A critical tool used to solve complex biological & material problems

Value is locked up in the data, not the algorithms

New Materials Development


HO
OH
HO
HN

A value-multiplier layered on top of the biochemicals platform

Deliver novel materials and solutions

The Lygos Platform

Ability to produce multiple organic acids through fermentation


Sugar
Polyaspartic Products
AGx
Aspartic Acid
Glycolic Acid
Glyceric Acid
Lactic Acid
Isobutyric Acid
Malonic Acid
CBx
Other Organic Acids

Technology Differentiators and Expertise Throughout Bioengineering Cycle

Research	Development		Manufacturing Operations
Pathway Discovery	**Microorganism Design**	**Production Scaling**	**End-Product Production**
▪ Simulation and AI to discover metabolic process ▪ Target chemical selection ▪ Discovery of efficient metabolic pathway and enzyme reactions	▪ Selection of host organism ▪ Genetic engineering of host microorganism using recombinant DNA techniques	▪ Industrial scaling of biological processes using techniques common in pharmaceuticals and fermentation ▪ Culturing engineered host organisms ▪ Industrial scale fermentation and processing	▪ Polymerization of Organic compounds using traditional synthesis reactions ▪ Formulation and downstream processing ▪ Technical sales into chemical and CPG value chain

Strong Portfolio of Intellectual Property From R&D to Production

Microbes and Pathway Reactions	Enzymes	Fermentation Process, Conditions, and Isolation	Chemical Process	Manufacturing Process
✓ Combination of yeast and bacteria strains ✓ Metabolic pathway discovery for multiple organic acids	✓ Enzymes for shaping molecules and controlling the fermentation process	✓ Highly controlled fermentation process ✓ Product extraction and purification	✓ Non-plant derived phytoCBx ✓ Purification process employing chromatography and crystallization	✓ Two decades of expert system, trade secret and product improvements ✓ Refined process optimization, quality control and product differentiation

***55** US and foreign patent applications with nominal expirations ranging from 2033 to 2041*

Blue Chip Customer Base with Significant Whitespace Opportunity

Historical Revenue Split *($M)*



$40
$35
$30
$25
$20
$15
$10
$5
$0
$15
$18
$27
$31
2017A
2018A
2019A
2020A
Agricultural
Petroleum
Industrial

Product Applications and Key Customers

Sustainable Agriculture
Leading Agricultural Product Distributors
Premium European Wine Preservative Supplier
Leading Turf and Ornamental Company

Clean Water Petroleum
Top 10 Global O&G Customer

Industrial & Consumer Detergents
Fortune 500 Consumer Packaged Goods Company
Large Water Conservation Companies